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EXHIBIT 10.8                                     CONFIDENTIAL TREATMENT
                                            GENOMETRIX INCORPORATED HAS
                                            REQUESTED THAT THE MARKED PORTIONS
                                            OF THIS DOCUMENT BE ACCORDED
                                            CONFIDENTIAL TREATMENT PURSUANT TO
                                            RULE 406 UNDER THE SECURITIES ACT OF
                                            1933, AS AMENDED.


                         LICENSE AND RESEARCH AGREEMENT

         THIS LICENSE AND RESEARCH AGREEMENT (the "Agreement") is dated as of the 6th day of July, 1999 (the "EFFECTIVE DATE"), by and between MOTOROLA, INC., a Delaware corporation having an office at 4088 Commercial Drive, Northbrook, Illinois 60062 (hereinafter, together with its SUBSIDIARIES, "MOTOROLA"), and GENOMETRIX INCORPORATED, a Delaware corporation having its offices at 3608 Research Forest Drive, Suite B7, The Woodlands, Texas 77381 (hereinafter, together with its SUBSIDIARIES, "GENOMETRIX").

         WHEREAS, GENOMETRIX owns, controls or has acquired rights under various patents and applications for patents pending, in various countries of the world, referred to herein as the E-FIELD MANIPULATION IP, SURFACE CHEMISTRIES IP and OPTICAL DETECTION IP (each as defined below);

         WHEREAS, GENOMETRIX and MOTOROLA previously entered into the LICENSE AND OPTION AGREEMENT (as hereinafter defined), whereby GENOMETRIX granted MOTOROLA rights, including certain option rights, under the E-FIELD MANIPULATION IP and the SURFACE CHEMISTRIES IP;

         WHEREAS, MOTOROLA wishes to obtain certain additional rights and certain co-exclusive (with GENOMETRIX) licenses under the E-FIELD MANIPULATION IP and the SURFACE CHEMISTRIES IP, including certain rights to grant sublicenses, and in addition thereto, MOTOROLA wishes to obtain rights under the OPTICAL DETECTION IP and MOTOROLA desires that GENOMETRIX conduct certain research relating to the SURFACE CHEMISTRIES IP; and

         WHEREAS, GENOMETRIX is willing to grant MOTOROLA the licenses set forth herein, and GENOMETRIX is willing to conduct the SURFACE CHEMISTRIES RESEARCH PROGRAM (as hereinafter defined).


         NOW, THEREFORE, the parties agree as follows:

SECTION 1. DEFINITIONS.

         Capitalized terms used herein shall have the definitions assigned to them in this Section 1, and shall include the singular as well as the plural.

          1.1 AFFILIATE means any corporation or other legal entity that controls, is controlled by, or is under common control with the named entity. For purposes of this definition, "control" means the ownership, directly or indirectly, of more than fifty percent (50%) of the outstanding equity securities of the entity which are entitled to vote in the election of directors.


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                                            CONFIDENTIAL MATERIAL OMITTED AND
                                            FILED SEPARATELY WITH THE SECURITIES
                                            AND EXCHANGE COMMISSION. ASTERISKS
                                            DENOTE SUCH OMISSIONS.

         1.2 BAYLOR means the Baylor College of Medicine, a Texas nonprofit corporation having its principal place of business at One Baylor Plaza, Houston, Texas 77030.

         1.3 BAYLOR AGREEMENT means that certain agreement entered into by and between GENOMETRIX and BAYLOR and having an effective date of May 31, 1998, and as amended from time-to-time. A true and accurate copy of the BAYLOR AGREEMENT is attached hereto as EXHIBIT C.

         1.4 COLLABORATION AGREEMENT means that certain Collaboration Agreement among MIT, GENOMETRIX and certain others, dated May 28, 1993 and amended November 5, 1993, and as subsequently amended from time-to-time.

         1.5 complementary PRODUCTS means (a) products and services based on arrays of size ********************************** ; (b) portable products and services based on arrays of ************ for use at a single general point of sample collection and analysis; (c) portable or non-portable products and services based on arrays ************* for use in clinical diagnostics at any location, so long as such diagnostic tests do not compete with ************************************************ (the "GENOMETRIX EXCLUSION"),
where allowed products and services shall include but are not limited to tests for ************************************ (d) for E-FIELD MANIPULATION IP only as applied to hybridization acceleration and stringency enhancement (specifically claims 16 and 39 of United States Patent Number 5,653,939, together with divisionals and continuations thereof), products and services ***************** and (e) such additional products and services based on arrays of any size as MOTOROLA and GENOMETRIX may mutually agree in writing from time to time. For purposes of this Section 1.5, an "array" may be comprised of a substrate onto which biological probes are attached, or comparable implementations utilizing microfluidics.

         1.6 EFFECTIVE DATE means the date of this Agreement as set forth above.

         1.7 E-FIELD MANIPULATION IP means GENOMETRIX INTELLECTUAL PROPERTY used for the research, development, manufacture or use of COMPLEMENTARY PRODUCTS and pertaining to the use of an electric field property, including electrical properties and electrochemical properties, to: (a) identify molecular structures within a sample substance applied to one or more test sites, (b) accelerate or enhance the rate at which interaction mechanisms, such as hybridization, occur between molecules at one or more test sites, and (c) increase the specificity and/or selectivity of the interaction between two or more molecular structures. E-FIELD MANIPULATION IP shall exclude: (x) the use of an electric field property to synthesize and/or deposit molecular structures onto an array to form test sites, and (y) optical, radioisotope, chemiluminescent and thermal detection methods and technology. By way of example but not limitation, EXHIBIT D hereof sets forth representative claims of certain existing GENOMETRIX PATENTS which meet the criteria for E-FIELD MANIPULATION IP.


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

         1.8 E-FIELD PRODUCTS means COMPLEMENTARY PRODUCTS (or a portion thereof) which (a) are covered in whole or in part by, or the use thereof is covered in whole or in party by, the E-FIELD MANIPULATION IP; or (b) are manufactured through use of a process which is covered in whole or in part by the E-FIELD MANIPULATION IP.

         1.9 GENOMETRIX INTELLECTUAL PROPERTY means GENOMETRIX PATENTS and unpatented information relating to the research, development, manufacture or use of COMPLEMENTARY PRODUCTS heretofore disclosed to MOTOROLA pursuant to Section
2.1 of the LICENSE AND OPTION AGREEMENT.

         1.10 GENOMETRIX PATENTS means (i) the patents and patent applications set forth on EXHIBIT A hereof, together with divisions, continuations, continuations-in-part, reissues and foreign counterparts thereof; (ii) patents and patent applications other than PROGRAM PATENTS claiming inventions or discoveries conceived and reduced to practice by GENOMETRIX prior to December 28, 2001, and, with respect to all of the patents and patent applications identified in (i) and (ii), which meet the criteria for E-FIELD MANIPULATION IP or SURFACE CHEMISTRIES IP. The foregoing notwithstanding, the term GENOMETRIX PATENTS includes only such patents and patent applications which are owned, licensed to or otherwise controlled by GENOMETRIX and with respect to which GENOMETRIX has the right to grant the licenses set forth herein; and provided, further, GENOMETRIX PATENTS shall include such patents or patent applications only to the extent to which and subject to the conditions under which GENOMETRIX has the right to grant licenses or rights of the scope granted herein.

         1.11 GENOMETRIX PRINCIPAL INVESTIGATOR has the meaning set forth in
Section 2.2.

         1.12 HARC means the Houston Advanced Research Center, having its principal offices at 4800 Research Forest Drive, The Woodlands, Texas, 77381.

         1.13 LICENSE AND OPTION AGREEMENT means the License and Option Agreement entered into between MOTOROLA and GENOMETRIX dated December 28, 1998. A true and accurate copy of the LICENSE AND OPTION AGREEMENT is attached hereto as EXHIBIT G.

         1.14 LICENSED PRODUCTS means, collectively, the E-FIELD PRODUCTS, the SURFACE CHEMISTRIES PRODUCTS and the OPTICAL DETECTION PRODUCTS.

         1.15 MIT means the Massachusetts Institute of Technology, a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts and having its principal offices at 74 Massachusetts Avenue, Cambridge, Massachusetts, 02139.

         1.16 MIT AGREEMENT means that certain agreement entered into by and between GENOMETRIX and MIT and having an effective date of May 27, 1994, as amended April 1,


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                                            CONFIDENTIAL MATERIAL OMITTED AND
                                            FILED SEPARATELY WITH THE SECURITIES
                                            AND EXCHANGE COMMISSION. ASTERISKS
                                            DENOTE SUCH OMISSIONS.

1996 (the 5722L technology only), and as subsequently amended from time-to-time. A true and accurate copy of the MIT AGREEMENT is attached hereto as EXHIBIT B.

         1.17 MOTOROLA REPRESENTATIVE has the meaning set forth in Section 2.2.

         1.18 MOTOROLA TECHNOLOGY means technology relating to ************ arrays which is provided by MOTOROLA to GENOMETRIX for use in the conduct of the SURFACE CHEMISTRIES RESEARCH PROGRAM.

         1.19 NET SALES means billings by MOTOROLA, its SUBSIDIARIES or its sublicensees for LICENSED PRODUCTS sold, leased or transferred hereunder, less the sum of the following:

         (a)      discounts allowed in amounts customary in the trade;

         (b) sales, tariff duties and/or use taxes directly imposed and with reference to particular sales;

         (c)      packing and crating charges separately stated;

         (d)      outbound transportation prepaid or allowed; and

         (e)      amounts allowed or credited on returns.

         No deductions shall be made for commissions paid to individuals whether they be with independent sales agencies or regularly employed by MOTOROLA and on its payroll, or for cost of collections. LICENSED PRODUCTS shall be considered "sold" when billed out or invoiced. For LICENSED PRODUCTS disposed of other than by sale, the NET SALES of such LICENSED PRODUCTS shall be determined based on the fair market value of such LICENSED PRODUCTS. In the event that a LICENSED PRODUCT is sold, leased, disposed of or otherwise transferred between MOTOROLA and an entity affiliated with MOTOROLA in a transaction which results in revenue to MOTOROLA, the NET SALES of LICENSED PRODUCTS with respect to such transfer shall be calculated based on the price at which similar quantities of such LICENSED PRODUCT would have been sold to an independent THIRD PARTY in an arms-length transaction as of the date of such transfer.

         In the event that a LICENSED PRODUCT is sold in combination with one or more other integral components not by itself a LICENSED PRODUCT, and such other integral components are not sold separately, the parties shall arrive at a reasonable method of calculating NET SALES with respect to such LICENSED PRODUCT, based on the relative fair market value of such LICENSED PRODUCT as compared with the fair market value of such other integral components, and pursuant to the procedures set forth in this paragraph. For the purposes of such NET SALES determination, representative integral components may include: DNA sequences, reagents, microfluidics and liquid handling systems, and data acquisition, manipulation and display systems. In addition, royalties paid to THIRD PARTIES shall be a consideration in


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                                            CONFIDENTIAL MATERIAL OMITTED AND
                                            FILED SEPARATELY WITH THE SECURITIES
                                            AND EXCHANGE COMMISSION. ASTERISKS
                                            DENOTE SUCH OMISSIONS.

determining fair market value. If MOTOROLA and GENOMETRIX cannot agree on the NET SALES of a particular LICENSED PRODUCT that is sold in combination with one or more other integral components not by itself a LICENSED PRODUCT, such NET SALES shall be determined as follows: a mutually agreeable THIRD PARTY with experience in the relevant technology shall be selected by the American Arbitration Association to determine the method of calculating the NET SALES (the "Representative"). Each party shall present the Representative with a detailed written position and have an opportunity for an oral presentation. The decision of the Representative shall be final, binding and not appealable, and such proceeding shall be completed within sixty (60) days of the selection of the Representative. Each of GENOMETRIX and MOTOROLA shall bear its own costs in connection with such NET SALES determination, and each shall pay one-half of the fees of the Representative. Notwithstanding the foregoing, the parties agree that the determination of NET SALES of LICENSED PRODUCTS pursuant to this
Section 1.19 is subject to the MIT AGREEMENT (to the extent the MIT AGREEMENT applies); provided, however, that GENOMETRIX agrees (where applicable) to use reasonable best efforts to obtain MIT's approval of the methods utilized by the parties pursuant to this Section 1.19 for determining such NET SALES.

         1.20 OPTICAL DETECTION IP means GENOMETRIX INTELLECTUAL PROPERTY pertaining to the use of radiation to detect the presence of molecular structures, as embodied in claims 20-27 of United States Patent Number 5,653,939, together with divisions, continuations, continuations-in-part, reissues and foreign counterparts thereof. The foregoing notwithstanding, the term OPTICAL DETECTION IP includes only such patents and patent applications which are owned, licensed to or otherwise controlled by GENOMETRIX and with respect to which GENOMETRIX has the right to grant the licenses set forth herein; and provided, further, OPTICAL DETECTION IP shall include such patents or patent applications only to the extent to which and subject to the conditions under which GENOMETRIX has the right to grant licenses or rights of the scope granted herein.

         1.21 OPTICAL DETECTION PRODUCTS means (i) COMPLEMENTARY PRODUCTS containing a ************** developed by MOTOROLA which are not used for ***************** and (ii) products containing a **************** sensor developed by MOTOROLA and having ************* and used for low throughput screening for academic research purposes only; and (a) which products (or the optical sensor contained in such products) are covered in whole or in part by, or the use thereof is covered in whole or in part by, the OPTICAL DETECTION IP; or (b) which products (or the optical sensor contained in such products) are manufactured through use of a process which is covered, in whole or in part, by the OPTICAL DETECTION IP.

         1.22 PROGRAM PATENTS means all patent applications and patents covering PROGRAM TECHNOLOGY, together with divisions, continuations, continuations-in-part, reissues and foreign counterparts thereof. MOTOROLA PROGRAM PATENTS, GENOMETRIX PROGRAM PATENTS and JOINT PROGRAM PATENTS have the respective meanings assigned to them in Section 5.1 hereof.


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                                            CONFIDENTIAL MATERIAL OMITTED AND
                                            FILED SEPARATELY WITH THE SECURITIES
                                            AND EXCHANGE COMMISSION. ASTERISKS
                                            DENOTE SUCH OMISSIONS.

         1.23 PROGRAM TECHNOLOGY means all inventions, discoveries, data, information, know-how, improvements, developments or discoveries, whether or not patentable, conceived and reduced to practice pursuant to the conduct of the SURFACE CHEMISTRIES RESEARCH PROGRAM: (i) solely by employees or others acting on behalf of GENOMETRIX; (ii) solely by employees or others acting on behalf of MOTOROLA, or (iii) jointly by employees or others acting on behalf of GENOMETRIX together with employees or others acting on behalf of MOTOROLA. MOTOROLA PROGRAM TECHNOLOGY, GENOMETRIX PROGRAM TECHNOLOGY and JOINT PROGRAM TECHNOLOGY have the respective meaning assigned to them in Section 2.8 hereof.

         1.24 RESEARCH PLAN means the detailed description of the activities to be conducted by GENOMETRIX pursuant to the SURFACE CHEMISTRIES RESEARCH PROGRAM, as described in EXHIBIT E. EXHIBIT E may be amended from time to time during the RESEARCH TERM upon the mutual agreement of the parties.

         1.25 RESEARCH TERM has the meaning set forth in Section 2.1 hereof.

         1.26 SUBLICENSE INCOME means the amounts received by MOTOROLA from a THIRD PARTY sublicensee in consideration for the grant of rights under the GENOMETRIX PATENTS, in the form of royalties on the NET SALES of E-FIELD PRODUCTS and/or SURFACE CHEMISTRIES PRODUCTS by such sublicensee, or in the form of up-front license fees, milestone payments, clinical development payments and any other non-royalty cash payments which are specifically given to MOTOROLA in return for the sublicense. If MOTOROLA receives consideration other than cash for any such sublicense, SUBLICENSE INCOME shall be calculated as follows: (i) the fair market value of the consideration received from the sublicensee, based upon the cash sublicense fee, royalties and other cash consideration which would have been paid by such sublicensee in the absence of any non-cash consideration, will be calculated, and (ii) MOTOROLA shall pay GENOMETRIX a percentage of such fair market value (i.e. SUBLICENSE INCOME) as provided in Section 6 hereof. For purposes of the fair market value calculation provided for in subsection (i) above, the fair market value shall not (a) exceed a reasonable percentage of net sales for such products (combined with license fees), as evidenced by the levels which are negotiated with THIRD PARTIES, (b) include value derived beyond those payments which would have arisen from the sublicensee's affected business and revenue stream, and (c) for the entities and their respective AFFILIATES identified on ***********************************************************. The
foregoing provisions notwithstanding, MOTOROLA and GENOMETRIX recognize and agree that the prior written consent of MIT may be required (as provided in Section 2 of the MIT AGREEMENT) in connection with any sublicense of the E-FIELD MANIPULATION IP in cases where MOTOROLA is to receive anything of value other than cash in consideration for the grant of such sublicense, and that the provisions of this Section 1.26 shall be subject to the applicable provisions of the MIT AGREEMENT.

         The parties agree to use their best reasonable efforts to agree upon the determination of fair market value, and each of GENOMETRIX and MOTOROLA agrees to work with the other


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diligently and in good faith to evaluate and respond to proposals and/or counterproposals of the other party with respect to the fair market value of a contemplated sublicense under the GENOMETRIX PATENTS granted or to be granted by MOTOROLA. If the parties are unable to agree on a fair market value determination as provided in the first paragraph (above) of this Section 1.26, then such fair market value shall be determined as follows: a mutually agreeable THIRD PARTY with experience in the relevant technology shall be selected by the American Arbitration Association to determine the method of calculating such fair market value (the "Representative"). Each party shall present the Representative with a detailed written position and have an opportunity for an oral presentation. The decision of the Representative shall be final, binding and not appealable, and such proceeding shall be completed within sixty (60) days of the selection of the Representative. At any point in this process, including once the arbitration decision has been made, MOTOROLA shall have the sole right to determine whether or not to grant the sublicense. Each of GENOMETRIX and MOTOROLA shall bear its own costs in connection with such fair market value determination, and each shall pay one-half of the fees of the Representative. Notwithstanding the foregoing, the parties agree that the determination of SUBLICENSE INCOME based on any assessment of fair market value pursuant to this Section 1.26 is subject to the MIT AGREEMENT (to the extent the MIT AGREEMENT applies); provided, however, that GENOMETRIX agrees (where applicable) to use reasonable best efforts to obtain MIT's approval of the methods utilized by the parties pursuant to this Section 1.26 for determining such SUBLICENSE INCOME.

         1.27 SUBSIDIARY means a corporation, company, or other entity more than forty-eight percent (48%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, now or hereafter, owned or controlled, directly or indirectly by a party hereto, but such corporation, company, or other entity shall be deemed to be a SUBSIDIARY only so long as such ownership or control exists. Unless otherwise specified, the term MOTOROLA includes its SUBSIDIARIES and the term GENOMETRIX includes its SUBSIDIARIES.

         1.28 SURFACE CHEMISTRIES IP means GENOMETRIX INTELLECTUAL PROPERTY used for the research, development, manufacture or use of COMPLEMENTARY PRODUCTS and pertaining to the use of specific molecular structures to alter the ionic and/or hydrophobic properties of an array site to: (a) accelerate the rate at which molecular interactions occur at the site, (b) increase the specificity and/or selectivity of the interaction between molecular structures at the site, (c) enable molecular interactions to occur with adequate or enhanced specificity at non-elevated temperatures, including ambient or room temperature, and (d) enable molecular interactions to occur at minimized salt concentrations, but excluding combinatorial chemistry approaches and associated hybridization devices to develop and/or evaluate alternative chemistries. By way of example and without limitation, EXHIBIT D hereof sets forth representative claims of certain existing GENOMETRIX PATENTS which meet the criteria for SURFACE CHEMISTRIES IP.

         1.29 SURFACE CHEMISTRIES PRODUCTS means COMPLEMENTARY PRODUCTS which (a) are covered in whole or in part by, or the use thereof is covered in whole or in part by, the SURFACE CHEMISTRIES IP or (b) are manufactured through use of a process which is covered, in whole or in part, the SURFACE CHEMISTRIES IP.


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         1.30 SURFACE CHEMISTRIES RESEARCH PROGRAM means the program of research to be conducted by GENOMETRIX and funded by MOTOROLA pursuant to this Agreement, as described in detail in Section 2 of this Agreement and in the RESEARCH PLAN.

         1.31 THIRD PARTY means any individual or entity other than MOTOROLA and its SUBSIDIARIES and other than GENOMETRIX and its SUBSIDIARIES.

         1.32 VALID PATENT CLAIM means (i) a claim of an issued patent that has not expired or been declared invalid by a court or administrative proceeding from which there is no appeal; and (ii) a pending claim asserted in good faith and with respect to which GENOMETRIX has an obligation to pay a royalty to MIT pursuant to the MIT AGREEMENT.

         1.33 UNIVERSAL ARRAY IP has the meaning set forth in Section 1.3 of the LICENSE and OPTION AGREEMENT.

         1.34 UNIVERSAL ARRAY PRODUCTS has the meaning set forth in Section 1.9 of the LICENSE and OPTION AGREEMENT.

SECTION 2. THE SURFACE CHEMISTRIES RESEARCH PROGRAM; RIGHTS TO PROGRAM TECHNOLOGY AND PROGRAM PATENTS.


         2.1 MOTOROLA and GENOMETRIX have agreed that GENOMETRIX will conduct the SURFACE CHEMISTRIES RESEARCH PROGRAM for the purpose of adapting the technology embodied in the SURFACE CHEMISTRIES IP to MOTOROLA's biochip platform. The SURFACE CHEMISTRIES RESEARCH PROGRAM shall commence on or before July 31, 1999 and, unless extended by the mutual written agreement of the parties, or unless this Agreement is earlier terminated, shall expire on the later of (i) January 31, 2000, or (ii) the date of completion by GENOMETRIX of the tasks set forth in EXHIBIT E (hereinafter the "RESEARCH TERM"). Payment of research funding by MOTOROLA and completion of the SURFACE CHEMISTRIES RESEARCH PROGRAM shall be based upon the reasonable best efforts of GENOMETRIX to perform the tasks specified in the RESEARCH PLAN, rather than the results generated. A draft of the RESEARCH PLAN, describing the activities of GENOMETRIX pursuant to the SURFACE CHEMISTRIES RESEARCH PROGRAM, is attached hereto as EXHIBIT E. On or before July 31, 1999, MOTOROLA shall disclose to GENOMETRIX all MOTOROLA TECHNOLOGY necessary or useful to initiate the conduct of the SURFACE CHEMISTRIES RESEARCH PROGRAM. Further MOTOROLA TECHNOLOGY shall subsequently be disclosed in a timely manner as needed to complete the SURFACE CHEMISTRIES RESEARCH PROGRAM. Such MOTOROLA TECHNOLOGY shall be deemed to be the CONFIDENTIAL INFORMATION of MOTOROLA hereunder, and shall be treated as such pursuant to Section 10 hereof.

         2.2 GENOMETRIX will use commercially reasonable efforts to conduct the SURFACE CHEMISTRIES RESEARCH PROGRAM as provided in the RESEARCH PLAN.


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                                            CONFIDENTIAL MATERIAL OMITTED AND
                                            FILED SEPARATELY WITH THE SECURITIES
                                            AND EXCHANGE COMMISSION. ASTERISKS
                                            DENOTE SUCH OMISSIONS.

Thomas Powdrill, D.V.M (the "GENOMETRIX PRINCIPAL INVESTIGATOR") shall serve as the project leader, and shall keep MOTOROLA's representative Charles Brush, Ph.D. (the "MOTOROLA REPRESENTATIVE") reasonably informed of the progress of the RESEARCH PROGRAM, as set forth herein. Modifications to the RESEARCH PLAN may be made from time to time during the RESEARCH TERM, upon the mutual written agreement of MOTOROLA and GENOMETRIX.

         2.3 MOTOROLA agrees to provide GENOMETRIX with funding in the amount of *************** for the conduct of the SURFACE CHEMISTRIES RESEARCH PROGRAM. Such amount shall be payable in the amount of **************** prior to the initiation of the SURFACE CHEMISTRIES RESEARCH PROGRAM, ***************** after the earlier of three months or completion of 1/2 of the SURFACE CHEMISTRIES RESEARCH PROGRAM deliverables, and **************** upon completion of the SURFACE CHEMISTRIES RESEARCH PROGRAM, and shall be non-refundable once GENOMETRIX has completed the portion of the SURFACE CHEMISTRIES RESEARCH corresponding to the portion of payment made by MOTOROLA, as set forth in the RESEARCH PLAN. As provided in Section 2.1, completion of the SURFACE CHEMISTRIES RESEARCH PROGRAM, and payment by MOTOROLA of the amounts set forth in this
Section 2.3, shall be based upon the reasonable best efforts of GENOMETRIX to perform the specified tasks set forth in the RESEARCH PLAN, rather than the results generated. Throughout the RESEARCH TERM, both parties shall review the results generated, and if future tasks do not appear to be appropriate, shall in good faith and upon mutual agreement either (i) determine an alternate course of action or (ii) terminate the SURFACE CHEMISTRIES RESEARCH PROGRAM.

         2.4 The GENOMETRIX PRINCIPAL INVESTIGATOR, the MOTOROLA REPRESENTATIVE, and any others working on the SURFACE CHEMISTRIES RESEARCH PROGRAM will maintain accurate scientific records relating to the SURFACE CHEMISTRIES RESEARCH PROGRAM. It is understood that such records shall include laboratory notebooks sufficient to document any PROGRAM TECHNOLOGY developed pursuant to the conduct of the SURFACE CHEMISTRIES RESEARCH PROGRAM.

         2.5 Commencing on the EFFECTIVE DATE, and thereafter during the RESEARCH TERM, joint scientific meetings between the GENOMETRIX PRINCIPAL INVESTIGATOR and the MOTOROLA REPRESENTATIVE shall occur at least monthly by telephone or videoconference and at least once in person at GENOMETRIX's facilities in The Woodlands, Texas, to discuss the results generated under the SURFACE CHEMISTRIES RESEARCH PROGRAM and to consider modifications to or an expansion of the RESEARCH PLAN based upon such results.

         2.6 GENOMETRIX and MOTOROLA shall promptly disclose to each other all PROGRAM TECHNOLOGY developed pursuant to the conduct of the SURFACE CHEMISTRIES RESEARCH PROGRAM. Such PROGRAM TECHNOLOGY shall be considered as CONFIDENTIAL INFORMATION pursuant to Section 10 hereof.


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                                            CONFIDENTIAL MATERIAL OMITTED AND
                                            FILED SEPARATELY WITH THE SECURITIES
                                            AND EXCHANGE COMMISSION. ASTERISKS
                                            DENOTE SUCH OMISSIONS.

         2.7 GENOMETRIX and MOTOROLA shall require the GENOMETRIX PRINCIPAL INVESTIGATOR and the MOTOROLA REPRESENTATIVE, respectively, and any other employees, agents or consultants of GENOMETRIX or MOTOROLA (as the case may be) conducting activities under the SURFACE CHEMISTRIES RESEARCH PROGRAM, to be subject to an obligation to assign to GENOMETRIX or MOTOROLA, respectively, all of the right, title and interest of the GENOMETRIX PRINCIPAL INVESTIGATOR, the MOTOROLA REPRESENTATIVE, or any such other employee of GENOMETRIX or MOTOROLA in the PROGRAM TECHNOLOGY.

         2.8 PROGRAM TECHNOLOGY conceived and reduced to practice solely by employees or others acting on behalf of GENOMETRIX shall be owned solely by GENOMETRIX (hereinafter "GENOMETRIX PROGRAM TECHNOLOGY"). PROGRAM TECHNOLOGY conceived and reduced to practice solely by employees or others acting on behalf of MOTOROLA shall be owned solely by MOTOROLA (hereinafter "MOTOROLA PROGRAM TECHNOLOGY"). PROGRAM TECHNOLOGY conceived and reduced to practice jointly by employees or others acting on behalf of GENOMETRIX together with employees or others acting on behalf of MOTOROLA shall be owned jointly by MOTOROLA and GENOMETRIX (hereinafter "JOINT PROGRAM TECHNOLOGY"). Use of any PROGRAM TECHNOLOGY, regardless of whether such PROGRAM TECHNOLOGY is owned solely or jointly by such party, shall be subject to the terms and conditions of this Agreement, and in particular the provisions of Sections 2.9 and 2.10 below, and neither party shall have the right to use the PROGRAM TECHNOLOGY, except as set forth in this Section 2.

         2.9 GENOMETRIX shall have the right to use all PROGRAM TECHNOLOGY for any purposes (including to support the filing and prosecution of patent applications owned or controlled by GENOMETRIX) other than use in conjunction with gel pad format arrays, including without limitation for GENOMETRIX's internal research purposes and to develop, make, use sell and import products other than gel pad format array products or microfluidic products covered by a patent or other intellectual property right of MOTOROLA. MOTOROLA hereby grants GENOMETRIX a perpetual, world-wide, royalty-free right and license under its interest in the PROGRAM TECHNOLOGY and under any PROGRAM PATENT RIGHTS, for GENOMETRIX's internal research purposes, and to develop, make, use, offer for sale, sell and import products other than gel pad format array products or microfluidic products covered by a patent or other intellectual property right of MOTOROLA. Such license shall include the right to grant sublicenses, except that in no event shall GENOMETRIX have the right to grant sublicenses to any THIRD PARTY in the field of COMPLEMENTARY PRODUCTS unless GENOMETRIX first obtains the written consent of MOTOROLA, such consent not to be unreasonably withheld or delayed.

         2.10 (a) MOTOROLA shall have the right to use the MOTOROLA PROGRAM TECHNOLOGY for its research, development and commercial purposes in
************.

              (b) MOTOROLA shall have the right to use the JOINT PROGRAM TECHNOLOGY and the GENOMETRIX PROGRAM TECHNOLOGY for its research,


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development and commercial purposes in the field of COMPLEMENTARY PRODUCTS, including to develop, make, use, sell and import E-FIELD PRODUCTS and SURFACE CHEMISTRIES PRODUCTS. GENOMETRIX hereby grants MOTOROLA a perpetual, world-wide, royalty-free right and license under its interest in the PROGRAM TECHNOLOGY and the PROGRAM PATENTS to use such PROGRAM TECHNOLOGY for research and development purposes in the field of COMPLEMENTARY PRODUCTS, and to develop, make, use, offer for sale, sell and import COMPLEMENTARY PRODUCTS. Such license shall include the right to grant sublicenses to one or more THIRD PARTIES in the field of COMPLEMENTARY PRODUCTS.

SECTION 3. LICENSES UNDER THE E-FIELD MANIPULATION IP, THE SURFACE CHEMISTRIES IP AND THE OPTICAL DETECTION IP.

         3.1 GENOMETRIX hereby grants to MOTOROLA, a *************** license under the E-FIELD MANIPULATION IP, to make, have made, use, offer to sell, sell and import E-FIELD PRODUCTS. GENOMETRIX shall retain the right to use the E-FIELD MANIPULATION IP for any and all purposes, including, without limitation, for use in COMPLEMENTARY PRODUCTS and to make, have made, use, offer to sell, sell and import E-FIELD PRODUCTS; provided, that, so long as MOTOROLA makes the payments set forth in Section 6.4 hereof, this license shall be co-exclusive (with GENOMETRIX) whereby MOTOROLA shall have exclusive sublicensing rights in the field of COMPLEMENTARY PRODUCTS, and GENOMETRIX agrees not to grant any THIRD PARTY rights under the E-FIELD MANIPULATION IP to make, have made, use, offer to sell, sell or import E-FIELD PRODUCTS. The foregoing notwithstanding, MOTOROLA recognizes that the rights granted to it pursuant to this Section 3.1 are subject to the MIT AGREEMENT, and the exclusivity period set forth therein (hereinafter the "MIT Exclusivity Period"). *************** GENOMETRIX agrees to use its reasonable best efforts to meet its obligations under the MIT AGREEMENT and to maintain the ****************. Upon the expiration or early termination of the ***************, MIT shall have the right *************************.
Notwithstanding the foregoing, GENOMETRIX agrees to use commercially reasonable efforts to obtain MIT's consent to ******************************* GENOMETRIX PATENTS comprising the E-FIELD MANIPULATION IP licensed from MIT to GENOMETRIX; provided, that, such efforts shall not be construed to require GENOMETRIX to pay any additional fees to MIT.

         3.2 GENOMETRIX hereby grants to MOTOROLA, a **************** license under the SURFACE CHEMISTRIES IP to make, have made, use, offer to sell, sell and import SURFACE CHEMISTRIES PRODUCTS. GENOMETRIX shall retain the right to use the SURFACE CHEMISTRIES IP for any and all purposes, including without limitation, for use in COMPLEMENTARY PRODUCTS and to make, have made, use, offer to sell, sell and import SURFACE CHEMISTRIES PRODUCTS; provided, that, so long as MOTOROLA makes the payments set forth in Section 6.4 hereof this license shall be co-exclusive (with GENOMETRIX) whereby MOTOROLA shall have exclusive sublicensing rights in the field of COMPLEMENTARY


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PRODUCTS, and GENOMETRIX agrees not to grant any THIRD PARTY rights under the
SURFACE CHEMISTRIES IP to make, use, sell or import SURFACE CHEMISTRIES
PRODUCTS.

         3.3 The licenses granted to MOTOROLA pursuant to Sections 3.1 and 3.2 hereof shall include the right of MOTOROLA to grant sublicenses to THIRD PARTIES so long as MOTOROLA pays GENOMETRIX the annual minimum royalty payments set forth in Section 6.4 hereof. MOTOROLA shall provide GENOMETRIX with prompt written notice of any such sublicense, and any such sublicensee shall agree in writing to obligations of confidentiality and restrictions on use of the GENOMETRIX INTELLECTUAL PROPERTY which are no less stringent than the restrictions set forth herein and shall agree to be subject to (where applicable) the MIT AGREEMENT and/or the BAYLOR AGREEMENT.

         3.4 If MOTOROLA does not pay the minimum royalty payments set forth in
Section 6.4 hereof, GENOMETRIX shall provide written notification to MOTOROLA thereof, after which MOTOROLA shall have thirty (30) days to make such past due payments to GENOMETRIX in full. If MOTOROLA does not make such payments, GENOMETRIX shall have the right to terminate MOTOROLA's right to grant sublicenses under the licenses granted to MOTOROLA pursuant to Sections 3.1 and
3.2 above upon written notice to MOTOROLA. In the event MOTOROLA's right to grant sublicenses under the licenses granted under Sections 3.1 and 3.2 is terminated pursuant to this section 3.4, and so long as MOTOROLA is not otherwise in default of this Agreement, (i) MOTOROLA shall maintain a non-exclusive license under Sections 3.1 and 3.2 without the right to grant sublicenses, and no further minimum royalty payments by MOTOROLA shall be due pursuant to Section 6.4, and (ii) GENOMETRIX shall have the right to grant licenses or sublicenses to one or more THIRD PARTIES under the E-FIELD MANIPULATION IP and/or the SURFACE CHEMISTRIES IP in the field of COMPLEMENTARY PRODUCTS.

         3.5 GENOMETRIX hereby grants to MOTOROLA, a ************** ************** license under the OPTICAL DETECTION IP, to make, have made, use, offer to sell, sell and import OPTICAL DETECTION PRODUCTS. Such license shall include the right to grant sublicenses to THIRD PARTIES only to the extent necessary to enable MOTOROLA to contract with THIRD PARTIES for the manufacture of LICENSED PRODUCTS solely for MOTOROLA'S account and not for sale or other commercial disposition by such THIRD PARTY; provided, that, such THIRD PARTY shall agree in writing to obligations of confidentiality and restrictions on the use of the GENOMETRIX INTELLECTUAL PROPERTY and the OPTICAL DETECTION IP which are no less stringent than the restrictions set forth herein.

         3.6 Notwithstanding any provision to the contrary contained in this Agreement, the licenses and options granted to MOTOROLA hereunder shall not include the field of use of *****************************************.

         3.7 The licenses granted to MOTOROLA hereunder shall be subject to the provisions of the MIT AGREEMENT and/or the BAYLOR AGREEMENT, to the extent set forth in such agreements, and MOTOROLA shall be bound by certain obligations (but in all cases excluding


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payment obligations) to MIT and to BAYLOR, respectively, as if it were the licensee under such agreements, only to the extent set forth and as required in such agreements. Copies of the MIT AGREEMENT and the BAYLOR AGREEMENT are attached to this Agreement as EXHIBIT B and EXHIBIT C, respectively. Copies of this Agreement shall be provided by GENOMETRIX to MIT and BAYLOR under confidentiality.

         3.8 MOTOROLA hereby acknowledges that GENOMETRIX has licensed certain of the GENOMETRIX PATENTS and the OPTICAL DETECTION IP from THIRD PARTIES, including without limitation MIT and BAYLOR, and the rights thereto granted to MOTOROLA hereunder may be subject to compliance with and provisions of the terms of such license agreements, including the right of THIRD PARTIES to practice under the GENOMETRIX PATENTS and the OPTICAL DETECTION IP for non-commercial research and academic purposes, as further provided in GENOMETRIX's agreements with such THIRD PARTIES. If for any reason GENOMETRIX is in default or has failed to comply with the terms of any agreement with THIRD PARTIES concerning the GENOMETRIX PATENTS, then GENOMETRIX shall promptly give notice of such default, termination, repudiation or cancellation to MOTOROLA who shall have the option but not the obligation to take such steps and make such payments as may be required in order to rectify the default and to bring the agreements pursuant to which MOTOROLA holds the GENOMETRIX PATENTS and/or the OPTICAL DETECTION IP into good standing; provided, that, any monies expended by MOTOROLA in so doing shall be fully creditable against any royalties or other monies due and owing to GENOMETRIX hereunder.

         3.9 If GENOMETRIX grants a non-exclusive license or sublicense under the E-FIELD MANIPULATION IP or the SURFACE CHEMISTRIES IP to any THIRD PARTY for a field of use other than the field of COMPLEMENTARY PRODUCTS licensed to MOTOROLA hereunder, then GENOMETRIX shall provide MOTOROLA with written notification thereof, and MOTOROLA shall have the right, but not the obligation, to obtain the same license on terms which are no less favorable (when taken as a whole) to MOTOROLA than the most favorable terms offered to and accepted by any non-exclusive licensee or sublicensee, taking into account any development funding and other consideration.

         3.10 If GENOMETRIX determines to grant an exclusive license or sublicense under the E-FIELD MANIPULATION IP or the SURFACE CHEMISTRIES IP to a THIRD PARTY in a field of use outside the field of COMPLEMENTARY PRODUCTS, GENOMETRIX shall provide MOTOROLA with prompt written notification thereof prior to offering such license or sublicense to a THIRD PARTY, and MOTOROLA shall have an exclusive first right and option (the "Option") to obtain an exclusive, world-wide, royalty-bearing license under the E-FIELD MANIPULATION IP or the SURFACE CHEMISTRIES IP, as the case may be, and on reasonable terms and conditions, in the field of use contemplated by GENOMETRIX for licensing to a THIRD PARTY. MOTOROLA shall exercise such Option by providing GENOMETRIX with written notice thereof within thirty (30) days after GENOMETRIX's notification to MOTOROLA hereunder (the "Option Period"). If MOTOROLA exercises the Option within the Option Period, GENOMETRIX and MOTOROLA shall promptly thereafter commence good faith negotiations to arrive at and execute a definitive exclusive license agreement with respect to the additional field of use for the E-FIELD MANIPULATION IP or the SURFACE CHEMISTRIES IP (as the case may be) within sixty
(60)


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days from the date MOTOROLA exercises the Option hereunder (the "Negotiation
Period"). If MOTOROLA fails to exercise the Option within the Option Period, or if MOTOROLA and GENOMETRIX are unable to execute the definitive license agreement within the Negotiation Period, GENOMETRIX shall be free to exclusively license or sublicense the applicable field of the E-FIELD MANIPULATION IP or the SURFACE CHEMISTRIES IP (as the case may be) to a THIRD PARTY, and GENOMETRIX shall have no further obligations to MOTOROLA with respect to thereto so long as the exclusive license has actually been granted to a THIRD PARTY.

         3.11 Notwithstanding any other provision of this Agreement, nothing herein shall be construed as granting or requiring either party to grant any license or rights under its intellectual property to any party outside this Agreement.

         3.12 MOTOROLA agrees that any LICENSED PRODUCT produced for sale in the United States will be manufactured substantially in the United States, unless any waiver of such requirement is obtained.

         3.13 All rights reserved to the United States Government and others under Public Law 96-517 and 98-620 shall remain and shall in no way be affected by this Agreement.


SECTION 4.        GENOMETRIX ACCESS TO HIGH DENSITY ARRAYS.

         At the parties' mutual option, MOTOROLA agrees to provide high density arrays ********************** to GENOMETRIX on mutually agreeable terms. GENOMETRIX shall have the right to use such high density arrays for its internal research purposes or as otherwise agreed. The rights granted to GENOMETRIX in this section 4 shall not be transferred to a THIRD PARTY without the written permission of MOTOROLA.


SECTION 5. RIGHTS TO FILE AND ENFORCE THE PROGRAM PATENTS AND THE GENOMETRIX PATENTS.

         5.1 (a) GENOMETRIX shall have the sole right to prepare, file, prosecute and maintain PROGRAM PATENTS covering GENOMETRIX PROGRAM TECHNOLOGY (hereinafter the "GENOMETRIX PROGRAM PATENTS"). MOTOROLA shall have the sole right to prepare, file, prosecute and maintain PROGRAM PATENTS covering MOTOROLA PROGRAM TECHNOLOGY (hereinafter "MOTOROLA PROGRAM PATENTS"). The parties shall jointly determine whether to prepare, file, prosecute and maintain PROGRAM PATENTS covering JOINT PROGRAM TECHNOLOGY (hereinafter "JOINT PROGRAM PATENTS"), and in such case the parties shall mutually agree on an acceptable patent attorney who will be responsible for the preparation, filing, prosecution and maintenance of any such JOINT PROGRAM PATENTS. The parties agree to share equally in all reasonable costs associated with the procurement and maintenance of any such JOINT PROGRAM PATENTS. The parties shall consult with each other as to the preparation, filing, prosecution and


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maintenance of the JOINT PROGRAM PATENTS reasonably prior to any deadline or action with the U.S. Patent & Trademark Office or its foreign equivalent, and shall furnish to the other party copies of relevant documents in its possession reasonably in advance of such consultation. In the event of any disagreement relating to the preparation, filing, prosecution and maintenance of the JOINT PROGRAM PATENTS, the dispute shall be resolved pursuant to the dispute resolution provisions of Section 11.9 hereof. In the event that either party decides to abandon the JOINT PROGRAM PATENTS or later declines responsibility for the prosecution or maintenance of the JOINT PROGRAM PATENTS, on a country-by-country basis, such party shall provide reasonable prior written notice to the other party of such intention to abandon or decline responsibility, and such other party shall have the right, at its expense, to prepare, file, prosecute and maintain such JOINT PROGRAM PATENTS in such country.

             (b) GENOMETRIX shall have the right to enforce and defend the GENOMETRIX PROGRAM PATENTS. MOTOROLA shall have the sole right to enforce and defend the MOTOROLA PROGRAM PATENTS. Enforcement of the JOINT PROGRAM PATENTS shall be determined in good faith by the parties, and neither party shall have the right to bring an action for infringement of the JOINT PROGRAM PATENTS without obtaining the prior written consent of the other party, such consent not to be unreasonably withheld or delayed. Neither party may settle any infringement or declaratory judgment action relating to the JOINT PROGRAM PATENTS without first obtaining the written consent of the other party, such consent not to be unreasonably withheld.

         5.2 GENOMETRIX shall have responsibility, alone or in conjunction with its licensors, for the preparation, filing, prosecution, and maintenance of any and all patent applications and patents comprising the GENOMETRIX PATENTS. GENOMETRIX shall promptly inform MOTOROLA regarding all matters directly pertaining to the prosecution or maintenance of the GENOMETRIX PATENTS, to the extent such matters specifically relate to E-FIELD PRODUCTS or SURFACE CHEMISTRIES PRODUCTS, and only to the extent permitted by its agreements with licensors of the applicable patent or patent application. In addition, to the extent permitted by its agreements with THIRD PARTIES, GENOMETRIX shall seek MOTOROLA's counsel concerning all proposed courses of action affecting the scope of such GENOMETRIX PATENTS, to the extent any such course of action directly relates to E-FIELD PRODUCTS or SURFACE CHEMISTRIES PRODUCTS, including, but not limited to, the countries in which patent prosecution should be obtained, and MOTOROLA shall be provided with a reasonable opportunity to comment on any document that GENOMETRIX intends to file or cause to be filed with the relevant intellectual property or patent office relating directly to any such GENOMETRIX PATENTS.

         5.3 If, during the prosecution of any patent application covering any GENOMETRIX PATENT in E-FIELD MANIPULATION IP or SURFACE CHEMISTRIES IP under which MOTOROLA has obtained a license hereunder, GENOMETRIX decides or is advised of a decision to discontinue prosecution of the application or maintenance of such patent, GENOMETRIX shall promptly advise MOTOROLA of the decision and, if so requested by MOTOROLA, shall, at its sole discretion and only to the extent permitted under GENOMETRIX's agreements with THIRD PARTIES, continue such prosecution or


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maintenance; provided, that, MOTOROLA shall bear all the costs associated with such continued prosecution or maintenance.

         5.4 If GENOMETRIX or MOTOROLA learn of the infringement or threatened infringement of any GENOMETRIX PATENT such party will inform the other party (GENOMETRIX or MOTOROLA, as the case may be) in writing within thirty (30) days and provide all known evidence of the infringement.

         5.5 MOTOROLA may request in writing that GENOMETRIX take legal action against infringement or potential infringement of a GENOMETRIX PATENT under which MOTOROLA has obtained a license hereunder if such infringement or potential infringement relates to an E-FIELD PRODUCT or a SURFACE CHEMISTRIES PRODUCT. In such case, GENOMETRIX and MOTOROLA shall confer to determine in good faith an appropriate course of action to enforce such GENOMETRIX PATENT, or otherwise abate the infringement thereof, to the extent permitted (where applicable) by GENOMETRIX's agreements with THIRD PARTY licensors of the E-FIELD MANIPULATION IP or the SURFACE CHEMISTRIES IP. Notwithstanding the foregoing, and subject to the provisions of such THIRD PARTY agreements, MOTOROLA shall have the right, but not the obligation, to enforce the GENOMETRIX PATENTS comprising the E-FIELD MANIPULATION IP and the SURFACE CHEMISTRIES IP in the field of COMPLEMENTARY PRODUCTS, including, without limitation, by commencing legal action against infringers. MOTOROLA agrees to keep GENOMETRIX reasonably informed of any activities conducted by it pursuant to this Section 5.5. GENOMETRIX may, if requested by MOTOROLA, join in a lawsuit commenced by MOTOROLA, but will not commence any legal action in the areas in which MOTOROLA has rights of enforcement without the prior written consent of MOTOROLA, such consent not to be unreasonably withheld.

         5.6 Each party will cooperate with the other in litigation proceedings against any THIRD PARTY brought under this Agreement, except that either party may be represented, at its sole expense, by counsel of its choice in any suit brought by the other party.

         5.7 Any information provided to MOTOROLA pursuant to this Section 5 shall be considered the CONFIDENTIAL INFORMATION of GENOMETRIX and shall be treated in accordance with the provisions of Section 10 hereof. Any information provided to GENOMETRIX pursuant to this Section 5 shall be considered the CONFIDENTIAL INFORMATION of MOTOROLA and shall be treated in accordance with the provisions of Section 10 hereof.


SECTION 6.        PAYMENTS AND REPORTS.

         6.1 In consideration for the rights and license granted to MOTOROLA pursuant to this Agreement, MOTOROLA shall pay GENOMETRIX an up front license fee of **********************. Such amount shall be payable by MOTOROLA on or before


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December 31, 2000, and ******** of such amount shall be creditable toward the royalties (including minimum annual royalties) to be paid by MOTOROLA to GENOMETRIX pursuant to Sections 6.2 and 6.4 hereof.

         6.2 In consideration for the rights and licenses granted hereunder, MOTOROLA shall pay GENOMETRIX a single royalty of ***************** NET SALES of LICENSED PRODUCTS sold by MOTOROLA or its SUBSIDIARIES and covered by a VALID PATENT CLAIM; provided, that, such royalty shall be fully paid-up, and no further royalty shall be due, (a) for any calendar year for which the total royalty payments by MOTOROLA under this Section 6.2, in addition to other royalties which may be payable by MOTOROLA to GENOMETRIX pursuant to a license agreement entered into between the parties after the EFFECTIVE DATE in connection with the exercise by MOTOROLA of its option under the UNIVERSAL ARRAY IP pursuant to the LICENSE AND OPTION AGREEMENT, *********************** or (b) if the total royalties paid to GENOMETRIX by MOTOROLA under this Section 6.2 have reached **********************************. The foregoing notwithstanding, if MOTOROLA has commercialized and continues to commercialize an OPTICAL DETECTION PRODUCT covered by a VALID PATENT CLAIM, then the total royalty cap shall be increased by************************ or a total of ****************************. The foregoing notwithstanding, if MOTOROLA's royalties are fully paid up pursuant to subsection (a) or (b) hereof, and if GENOMETRIX continues to have an obligation to pay royalties to MIT pursuant to the MIT AGREEMENT as a result of the sale, lease transfer or other disposal of LICENSED PRODUCTS by MOTOROLA, its SUBSIDIARIES or sublicensees pursuant to this Agreement, MOTOROLA shall pay GENOMETRIX a royalty equal to the royalty which is owed MIT by GENOMETRIX; provided, that, GENOMETRIX agrees to use reasonable best efforts to obtain from MIT a waiver of the payment of such additional royalties; and provided, further, that the term "reasonable best efforts" shall not be interpreted to require GENOMETRIX to pay additional consideration to MIT in order to secure such a waiver. If MOTOROLA is required to pay additional consideration to MIT in order to maintain the Exclusivity Period (as defined in Section 3.1 hereof) under the MIT AGREEMENT, and if MOTOROLA is continuing to pay royalties on the NET SALES of LICENSED PRODUCTS to GENOMETRIX, the royalties owed to GENOMETRIX by MOTOROLA shall be reduced by the amount paid by MOTOROLA to MIT in consideration for the maintenance of the Exclusivity Period.

         6.3 In consideration of the rights and licenses granted hereunder, MOTOROLA shall pay GENOMETRIX a percentage of any SUBLICENSE INCOME received by MOTOROLA in consideration for the grant of a sublicense under the GENOMETRIX PATENTS. The applicable percentage of SUBLICENSE INCOME shall be determined as follows: (i) Except as otherwise provided in Section 6.3(ii) below, MOTOROLA shall pay GENOMETRIX ************************ and (ii) if MOTOROLA grants a sublicense under the GENOMETRIX PATENTS to a THIRD PARTY *********** MOTOROLA shall pay GENOMETRIX the percentage of SUBLICENSE INCOME set forth on **********; provided, that, the percentages of SUBLICENSE INCOME set forth on *********** shall only apply to those sublicenses of GENOMETRIX PATENTS generated by MOTOROLA with the identified entities and their


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respective AFFILIATES and which provide rights in the fields set forth on
*********. The foregoing notwithstanding, in all cases the percentage of SUBLICENSE INCOME payable by MOTOROLA to GENOMETRIX in consideration for the grant of a sublicense under the GENOMETRIX PATENTS shall be equal to or greater than the amount owed by GENOMETRIX to MIT pursuant to the MIT AGREEMENT. MOTOROLA agrees to provide GENOMETRIX with advance written notice of and a copy of any such sublicense agreements.

         6.4 Except as provided in Section 3.4, MOTOROLA shall pay GENOMETRIX minimum royalties in the following amounts so long as the exclusive license under the MIT AGREEMENT is maintained:

                  Calendar Year 2000                           ***********
                  Calendar Year 2001                           ***********
                  Calendar Year 2002 and thereafter            ***********

         The minimum annual royalty payments shall be made to GENOMETRIX in equal portions on a quarterly basis, within forty-five (45) days of the end of each quarter. Each quarter, the total royalties due to GENOMETRIX for the calendar year to that date shall be compared to the total due if minimum levels were paid, and the amount paid for the quarter shall be adjusted such that GENOMETRIX shall have received in aggregation for the calendar year the greater of (i) the royalties actually due and (ii) the minimum royalty payment, if paid in equal quarterly portions, which should have been paid to GENOMETRIX.

         6.5 If one or more claims of a GENOMETRIX PATENT or the OPTICAL DETECTION IP issues and covers a LICENSED PRODUCT under which MOTOROLA is not paying royalties to GENOMETRIX pursuant to this Agreement as of such issue date, then, in addition to the royalties payable by MOTOROLA pursuant to Sections 6.2,
6.3 and 6.4 above, MOTOROLA shall pay to GENOMETRIX a royalty of ************ of the NET SALES of the LICENSED PRODUCTS covered by such GENOMETRIX PATENT or the OPTICAL DETECTION IP for the period of time commencing on the date of first sale of the applicable LICENSED PRODUCT until the issue date of the applicable GENOMETRIX PATENT or the OPTICAL DETECTION IP: (a) up to a period of time not exceed two (2) years; and (b) if full disclosure of the applicable GENOMETRIX PATENT was made to MOTOROLA prior to the introduction of such LICENSED PRODUCT into the commercial marketplace; and (c) no commercial product was available during the applicable period which product was covered by the same intellectual property without license from GENOMETRIX, except for products made available by a THIRD PARTY to whom GENOMETRIX has provided written notice that such product infringes the GENOMETRIX PATENTS and/or the OPTICAL DETECTION IP.

         6.6 No multiple royalties shall be payable because any LICENSED PRODUCT, its manufacture, use, lease, sale or import are or shall be covered by more than one GENOMETRIX PATENT or the OPTICAL DETECTION IP licensed under this Agreement or under the LICENSE and OPTION AGREEMENT, including UNIVERSAL ARRAY PATENTS. All payments


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hereunder shall be paid in full, without deduction of taxes or other fees which may be imposed by any government and which shall be paid by MOTOROLA.

         6.7 Within thirty (30) days of the close of each calendar quarter following the EFFECTIVE DATE, MOTOROLA shall (i) deliver to GENOMETRIX a report setting forth all LICENSED PRODUCTS sold, leased or otherwise transferred or disposed of by MOTOROLA or its SUBSIDIARIES during such calendar quarter, which report shall indicate the NET SALES thereof and the amount of royalties due, including a list of all deductions therefrom, or such report shall certify that no LICENSED PRODUCTS were sold or otherwise disposed of, and (ii) to the extent royalties are owed, MOTOROLA shall make such royalty payments to GENOMETRIX in accordance with this Section 6. In the case of E-FIELD PRODUCTS and OPTICAL DETECTION PRODUCTS, the reports submitted by MOTOROLA to GENOMETRIX shall contain the information and be in the form required of GENOMETRIX pursuant to
Article 5 of the MIT AGREEMENT.

         6.8 Within thirty (30) days of the grant of a sublicense under the GENOMETRIX PATENTS, MOTOROLA shall deliver to GENOMETRIX a report setting forth the type and amounts of consideration received in connection with the grant of such sublicense, together with the amount of SUBLICENSE INCOME due GENOMETRIX hereunder and the calculation of such amounts, and (ii) payment of all such SUBLICENSE INCOME owed by MOTOROLA to GENOMETRIX as of such date. The foregoing notwithstanding, to the extent all or a portion of such SUBLICENSE INCOME is based on non-cash consideration received by MOTOROLA, GENOMETRIX and MOTOROLA shall mutually agree in good faith to reasonable payment terms consistent with
Section 1.26; provided, that, such amount and payment terms shall be subject to the MIT AGREEMENT and, where applicable, the consent of MIT; and provided, further, such payment terms shall be structured in a manner whereby MOTOROLA's payments to GENOMETRIX are consistent with the obligations of GENOMETRIX and MOTOROLA under the MIT AGREEMENT, and any such payments to GENOMETRIX shall be at least as great as the payments owed by GENOMETRIX to MIT pursuant to the MIT AGREEMENT.

         6.9 Within forty-five (45) days of the close of each calendar quarter following the EFFECTIVE DATE, MOTOROLA shall: (i) deliver to GENOMETRIX a report setting forth all LICENSED PRODUCTS sold, leased or otherwise transferred or disposed of by MOTOROLA's sublicensees during such calendar quarter, which report shall indicate the NET SALES of LICENSED PRODUCTS sold by such sublicensees, and the amount of SUBLICENSE INCOME due in connection with such sales, including a list of all deductions therefrom, or such report shall certify that no LICENSED PRODUCTS were sold or otherwise disposed of by sublicensees of MOTOROLA; and (ii) deliver to GENOMETRIX a report setting forth all other SUBLICENSE INCOME received by MOTOROLA during such calendar quarter, which report shall indicate the amount of SUBLICENSE INCOME received by MOTOROLA and the amount of such SUBLICENSE INCOME owed to GENOMETRIX and the calculations therefore; and (iii) to the extent SUBLICENSE INCOME is owed to GENOMETRIX, including SUBLICENSE INCOME based on the sale of LICENSED PRODUCTS by a sublicensee of MOTOROLA, MOTOROLA shall make such SUBLICENSE INCOME payments to GENOMETRIX in accordance with this Section 6. The foregoing notwithstanding, to the extent all or a portion of such SUBLICENSE INCOME is based on

                                            CONFIDENTIAL MATERIAL OMITTED AND
                                            FILED SEPARATELY WITH THE SECURITIES
                                            AND EXCHANGE COMMISSION. ASTERISKS
                                            DENOTE SUCH OMISSIONS.

non-cash consideration received by MOTOROLA, payments shall be made in accordance with the reasonable payment terms agreed upon pursuant to Section
6.8. In the case of reports of SUBLICENSE INCOME relating to the E-FIELD MANIPULATION IP or E-FIELD PRODUCTS, the reports submitted by MOTOROLA to GENOMETRIX shall contain the information and be in the form required of GENOMETRIX and MOTOROLA pursuant to Article 5 of the MIT AGREEMENT.

         6.10 Payments of royalties or SUBLICENSE INCOME by MOTOROLA shall be made in United States currency and by wire transfer to such account as GENOMETRIX may specify in writing from time to time or by check mailed to GENOMETRIX at the address set forth in Section 11.12. In the event of a wire transfer, notice of payment shall be sent by MOTOROLA to GENOMETRIX's address in
Section 11.12. Conversion of foreign currency to United States currency shall be made at the exchange rate prevailing at the Chase Manhattan Bank (N.A.) on the last business day of the reporting period to which such royalty or SUBLICENSE INCOME payments relate, unless otherwise agreed in writing by GENOMETRIX and MOTOROLA.

         6.11 Any payment hereunder which shall be delayed beyond the due date shall be subject to an interest charge at a per annum rate equal to the greater of: (i) the prime rate in effect at the Chase Manhattan Bank (N.A.) on the due date, or (ii) the rate which GENOMETRIX is required to pay to a THIRD PARTY licensor, but in any event no greater than the highest rate allowed by law on the due date. The payment of such interest shall not foreclose GENOMETRIX from exercising any other rights it may have as a consequence of the lateness of any payment.

         6.12 With respect to the payments set forth in this Section 6, MOTOROLA shall keep clear and accurate records with respect to all LICENSED PRODUCTS sold or otherwise disposed of by MOTOROLA its SUBSIDIARIES or sublicensees; provided, that, in the case of E-FIELD PRODUCTS and OPTICAL DETECTION PRODUCTS, such records shall meet the requirements imposed on GENOMETRIX by MIT pursuant to
Article 5 of the MIT AGREEMENT. These records shall be retained by MOTOROLA for a period of five (5) years from the date of reporting and payment, notwithstanding the expiration or other termination of this Agreement. GENOMETRIX shall have the right, through an independent certified public accountant chosen by GENOMETRIX and reasonably acceptable to MOTOROLA, and at the expense of GENOMETRIX, to examine and audit, not more than once a year, and during normal business hours, all such records and such other records and accounts as may, under recognized accounting practices, contain information bearing upon the amount of royalties and SUBLICENSE INCOME payable to GENOMETRIX under this Agreement. Prompt adjustment shall be made by MOTOROLA to compensate for any errors and/or omissions disclosed by such examination or audit. Should the amount of royalties or SUBLICENSE INCOME due as determined through the audit exceed the amount of royalties and/or SUBLICENSE INCOME reported to be due by MOTOROLA by *********************** whichever is greater, then MOTOROLA shall pay the full cost of the audit.

SECTION 7.        TERM, TERMINATION AND ASSIGNABILITY.

         7.1 The term of this Agreement shall be from the EFFECTIVE DATE until expiration of the last patent or disallowance of the last GENOMETRIX PATENT, patents included in the OPTICAL DETECTION IP or PROGRAM PATENT under which MOTOROLA has obtained a license pursuant to this Agreement, unless earlier terminated as provided elsewhere in this Agreement.

         7.2 In the event of any material breach of this Agreement by either party hereto, if such breach is not corrected within thirty (30) days after written notice to the breaching party in the case of a breach in the payment of royalties or SUBLICENSE INCOME under Section 6, or within forty-five (45) days after written notice to the breaching party for all other breaches, the non-breaching party may, at its option terminate this Agreement.

         7.3 The parties hereto acknowledge and agree that: (a) in the event of the termination of the MIT AGREEMENT, this Agreement shall not terminate and MOTOROLA shall become a licensee of MIT as set forth in Section 13.6 of the MIT AGREEMENT; and (b) in the event of the termination of the BAYLOR AGREEMENT, the rights and obligations of MOTOROLA hereunder with respect to SURFACE CHEMISTRIES IP and SURFACE CHEMISTRIES PRODUCTS specific to the BAYLOR AGREEMENT shall be terminated; provided, that, GENOMETRIX shall have no objection if MOTOROLA enters into good faith discussions with BAYLOR in order to continue its rights and obligations under the SURFACE CHEMISTRIES IP originally licensed to GENOMETRIX pursuant to the BAYLOR AGREEMENT.

         7.4 The rights or privileges provided for in this Agreement may be assigned or transferred by either party only with the prior written consent of the other party, except that either party may assign its rights under this Agreement, with the exception of section 4, to a successor in ownership of all or substantially all of its assets relating to the subject matter of this Agreement.

         7.5 Sections 2.8, 2.9, 2.10, 5.1, 5.6, 5.7, Section 6 with respect to payment and reporting obligations covering the sale, lease, transfer or sublicensing of intellectual property, products or services prior to the effective date of such expiration or termination, this Section 7.5, and Sections 8, 10 and 11 shall survive the expiration or termination of this Agreement. The termination, relinquishment or expiration of this Agreement for any reason shall be without prejudice to any rights which shall have accrued to the benefit of either party under this Agreement prior to such termination, relinquishment or expiration. Such termination, relinquishment or expiration shall not relieve either party from obligations which are expressly indicated to survive termination or expiration of this Agreement.

         7.6 To avoid cancellation of the sublicense under the SURFACE CHEMISTRIES IP, MOTOROLA shall have the right to purchase substantially all of the assets relating to SURFACE CHEMISTRIES IP prior to entry by GENOMETRIX into bankruptcy or other form of liquidation which would allow BAYLOR to terminate its license to GENOMETRIX and GENOMETRIX's sublicensee.

                                            CONFIDENTIAL MATERIAL OMITTED AND
                                            FILED SEPARATELY WITH THE SECURITIES
                                            AND EXCHANGE COMMISSION. ASTERISKS
                                            DENOTE SUCH OMISSIONS.

SECTION 8.        PRODUCT LIABILITY, INSURANCE AND INDEMNIFICATION.

         8.1      E-FIELD MANIPULATION IP AND OPTICAL DETECTION IP.

                  (a) In the case of E-FIELD MANIPULATION IP and E-FIELD PRODUCTS and OPTICAL DETECTION IP and OPTICAL DETECTION PRODUCTS, MOTOROLA shall at all times during the term of this Agreement and thereafter, indemnify, defend and hold GENOMETRIX, MIT, HARC, and BAYLOR, their trustees, directors, officers, employees and affiliates harmless against all claims, proceedings, demands and liabilities of any kind whatsoever, including legal expenses and reasonable attorneys' fees, arising out of the death of or injury to any person or persons or out of any damage to property, resulting from the production, manufacture, sale, use, lease, consumption or advertisement of E-FIELD PRODUCT(s) or OPTICAL DETECTION PRODUCTS(s) by MOTOROLA.

                  (b) Prior to the first use of an E-FIELD PRODUCT or an OPTICAL DETECTION PRODUCT for a commercial application involving human subjects, MOTOROLA shall obtain and carry in full force and effect commercial, general liability insurance which shall protect GENOMETRIX, MOTOROLA, MIT, HARC, and BAYLOR with respect to events covered by
         Section 8.1(a) above. Such insurance shall be written by a reputable insurance company authorized to do business in The Commonwealth of Massachusetts, shall list GENOMETRIX, MIT, HARC, and BAYLOR as additional named insured thereunder, shall be endorsed to include product liability coverage and shall require thirty (30) days written notice to be given to MIT, HARC, and BAYLOR prior to any cancellation or material change thereof. The limits of such insurance shall not be less than *********************** per occurrence with an aggregate of ***************** for personal injury or death, and *******************
         per occurrence with an aggregate of ******************** for property damage. MOTOROLA shall provide GENOMETRIX, MIT, HARC, and BAYLOR with Certificates of Insurance evidencing the same.

         8.2      SURFACE CHEMISTRIES IP.

                  (a) In the case of the SURFACE CHEMISTRIES IP and SURFACE CHEMISTRIES PRODUCTS, each party shall notify the other of any claim, lawsuit or other proceeding related to the SURFACE CHEMISTRIES IP. MOTOROLA agrees that it will defend, indemnify and hold harmless GENOMETRIX, BAYLOR, MIT, HARC, and each of their respective faculty members, scientists, researchers, employees, officers, trustees, directors, and agents and each of them (the "Indemnified Parties"), from and against any and all claims, causes of action, lawsuits or other proceedings filed or otherwise instituted against any of the Indemnified Parties related directly or indirectly to or arising out of an act or omission of MOTOROLA in the design, manufacture, use or sale of a SURFACE CHEMISTRIES PRODUCT, or any other embodiment of the SURFACE CHEMISTRIES IP.

                                            CONFIDENTIAL MATERIAL OMITTED AND
                                            FILED SEPARATELY WITH THE SECURITIES
                                            AND EXCHANGE COMMISSION. ASTERISKS
                                            DENOTE SUCH OMISSIONS.

                  (b) MOTOROLA shall, for so long as MOTOROLA manufactures, uses or sells any SURFACE CHEMISTRIES PRODUCT maintain in full force and effect policies of (i) worker's compensation and/or employers' liability insurance within statutory limits and (ii) general liability insurance (with Broad Form General Liability endorsement) with limits of not less than **************** per occurrence with an annual aggregate of ****************** and (iii) products liability insurance, with limits of not less than ******************** per occurrence with an annual aggregate of ******************. Such coverage(s) shall be purchased from a carrier or carriers reasonably acceptable to GENOMETRIX and BAYLOR, and shall name GENOMETRIX and BAYLOR as an additional insured. Upon request by GENOMETRIX, MOTOROLA shall provide to GENOMETRIX and/or BAYLOR copies of said policies of insurance.


SECTION 9.        WARRANTIES.

         9.1 GENOMETRIX warrants that except as otherwise set forth herein and in the EXHIBITS attached hereto, including without limitation the MIT AGREEMENT and the BAYLOR AGREEMENT, to the best of its knowledge it owns or has license rights to the GENOMETRIX PATENTS, free and clear of all liens, encumbrances, and claims or demands of THIRD PARTIES.

         9.2. Each party warrants that it has the authority to enter into this Agreement.

         9.3. GENOMETRIX warrants that, to the best of its knowledge, EXHIBIT A sets forth all patents or patent applications claiming E-FIELD MANIPULATION IP, SURFACE CHEMISTRIES IP and OPTICAL DETECTION IP owned, controlled, or licensed by GENOMETRIX as of the EFFECTIVE DATE. To the best of GENOMETRIX's knowledge, all patents listed in EXHIBIT A are valid and in full force and all patent applications listed therein as pending have been prosecuted in good faith as required by law and are in good standing. To the best knowledge of GENOMETRIX, none of the patents or patent applications listed in EXHIBIT A is involved in any interference or opposition proceeding, and there has been no written notice received by GENOMETRIX that such proceeding will hereafter be commenced.

         9.4 GENOMETRIX warrants that, to the best of its knowledge as of the EFFECTIVE DATE, its licenses with MIT and BAYLOR are in good standing and that as of the EFFECTIVE DATE it has satisfied the 1998 minimum sales requirements set forth in the MIT AGREEMENT in order to maintain the MIT Exclusivity Period (as defined in Section 3.1 hereof), and that it is capable of satisfying the minimum sales requirements for 1999 in order to maintain the MIT Exclusivity Period.

         9.5 GENOMETRIX warrants that, to the best of its knowledge as of the EFFECTIVE DATE, it has no knowledge or information that practice of the E-FIELD MANIPULATION IP, the SURFACE CHEMISTRIES IP, the UNIVERSAL ARRAY IP or the OPTICAL DETECTION IP constitutes infringement of any third party patents.

         9.6 EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, GENOMETRIX, ITS TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES AND SUBSIDIARIES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF THE GENOMETRIX PATENTS, CLAIMS, ISSUED OR PENDING, AND THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE. NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A REPRESENTATION MADE OR WARRANTY GIVEN BY GENOMETRIX THAT THE PRACTICE BY MOTOROLA OF THE LICENSES GRANTED HEREUNDER SHALL NOT INFRINGE THE PATENT RIGHTS OF ANY THIRD PARTY. EXCEPT AS EXPRESSLY STATED HEREIN, IN NO EVENT SHALL GENOMETRIX, ITS TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES OR SUBSIDIARIES BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING ECONOMIC DAMAGE OR INJURY TO PROPERTY AND LOST PROFITS.

SECTION 10.       CONFIDENTIALITY.

         10.1 CONFIDENTIAL INFORMATION means any materials or information provided by a party (the "Disclosing Party") to the other party (the "Receiving Party"), regardless of whether such information is provided in written, oral, electronic or other form, except that CONFIDENTIAL INFORMATION shall not include information or materials which:

         (a) are in possession of the Receiving Party at the time of disclosure thereof as demonstrated by prior written records;

         (b) are or later become part of the public domain through no fault of the Receiving Party;

         (c) are received by the Receiving Party from a THIRD PARTY having a lawful right to disclose same and having no obligation of confidentiality to the Disclosing Party with respect thereto;

         (d) are developed independently by the Receiving Party without use of or access to the Confidential Information, as evidenced by competent written records; or

         (e) are required by law or regulation to be disclosed; provided, however, that the Receiving Party has provided prompt, advance written notice to the Disclosing Party so as to enable the Disclosing Party to seek a protective order or otherwise prevent disclosure of such Confidential Information.

         10.2 The Receiving Party agrees that the CONFIDENTIAL INFORMATION of the Disclosing Party shall be maintained in strict confidence and shall not be disclosed, divulged or otherwise communicated by the Receiving Party to any THIRD PARTY or used by the Receiving Party or any THIRD PARTY for any purposes other than as expressly provided in this Agreement.

         10.3 Neither party shall issue any press release or make any public announcement relating to this Agreement without the prior written approval of the other party.


SECTION 11        MISCELLANEOUS PROVISIONS.

         11.1 MOTOROLA shall at all times during the term of this Agreement and for so long as it shall practice the GENOMETRIX PATENTS or the OPTICAL DETECTION IP, or develop, make, use or sell LICENSED PRODUCTS, comply with all laws that may control the import, export, manufacture, use, sale, marketing, distribution and other commercial exploitation of LICENSED PRODUCTS or any other activity undertaken pursuant to this Agreement.

         11.2 Nothing contained in this Agreement shall be construed as:

                  (a) conferring any license or other right, by implication, estoppel or otherwise, under any patent application, patent or patent right, except as herein expressly granted; or

                  (b) conferring any license or right with respect to any trademark, trade or brand name, a corporate name of any party, or any other name or mark, or contraction, abbreviation or simulation thereof.

         11.3 No express or implied waiver by either of the parties to this Agreement of any breach of any term, condition or obligation of this Agreement by the other party shall be construed as a waiver of any subsequent breach of that term, condition or obligation or of any other term, condition or obligation of this Agreement of the same or of a different nature.

         11.4 This Agreement is the result of negotiation between the parties and, accordingly, shall not be construed for or against either party regardless of which party drafted this Agreement or any portion thereof.

         11.5 Nothing in this Agreement shall be construed as creating a partnership, joint venture, or other formal business organization of any kind.

         11.6 Except as expressly stated herein, in no event shall either party be liable to the other party by reason of this Agreement or any breach or termination of this Agreement for any loss of prospective profits or incidental or special or consequential damages.

         11.7 The headings and captions used in this Agreement are for convenience only, and are not to be used in interpreting the obligations of the parties under this Agreement.

         11.8 GOVERNING LAW.

                  (a) To the extent required by the BAYLOR AGREEMENT, the performance of this Agreement as it relates to rights and licenses granted under the SURFACE CHEMISTRIES IP shall be subject to, made under, and shall be construed and interpreted in accordance with the laws of the State of Texas, and no conflict-of-laws rule or law that might refer such construction and interpretation to the laws of another state, republic, or country shall be considered. To the extent required by the BAYLOR AGREEMENT, this Agreement is performable in part in Harris County, Texas, and the parties mutually agree that, to the extent required by the BAYLOR AGREEMENT, personal jurisdiction and venue shall be proper in the state and federal courts situated in Harris County, Texas, and, to the extent required by the BAYLOR AGREEMENT, agree that any litigated dispute relating to the SURFACE CHEMISTRIES IP or SURFACE CHEMISTRIES PRODUCTS will be conducted solely in such courts.

                  (b) To the extent required by the MIT AGREEMENT, this Agreement, as it relates to rights and licenses granted under the E-FIELD MANIPULATION IP and the OPTICAL DETECTION IP, shall be construed, governed, interpreted and applied in accordance with the laws of the Commonwealth of Massachusetts, U.S.A., except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent was granted.

                  (c) In all cases not covered by Sections 11.8(a) and 11.8(b) above, the performance of this Agreement as it relates to rights and licenses granted to MOTOROLA shall be subject to, made under, and shall be construed and interpreted in accordance with the laws of the State of Delaware.

         11.9 DISPUTE RESOLUTION.

                  (a) Disputes relating to the E-FIELD MANIPULATION IP and E-FIELD PRODUCTS and OPTICAL DETECTION IP and OPTICAL DETECTION PRODUCTS shall be governed by the provisions of this Section 11.9(a). Except for the right of either party to apply to a court of competent jurisdiction for a temporary restraining order, a preliminary injunction, or other equitable relief to preserve the status quo or prevent irreparable harm, any and all claims, disputes or controversies arising under, out of, or in connection with this Agreement, including any dispute relating to patent validity or infringement, which the parties shall be unable to resolve within sixty (60) days shall be mediated in good faith. The party raising such dispute shall promptly advise the other party of such claim, dispute or controversy in a writing which describes in reasonable detail the nature of such dispute. If the parties are unable to resolve such dispute within such sixty (60) day period, either party may demand mediation by written notice to the other party. By not later than ten (10) business days after the recipient has received such demand for mediation, each party shall have selected for itself a representative who shall have the authority to bind such party, and shall additionally have advised the other party in writing of the name and title of such representative. By not later than twenty (20) business days after the date of such demand for mediation, the party against whom the dispute shall be raised shall select a mediation firm in the Boston area which is acceptable to the other party (which acceptance shall not be unreasonably withheld) and such representatives shall schedule a date with such firm for a mediation hearing. Within thirty (30) days after the selection of the mediation firm, the parties shall enter into good faith mediation and shall share the costs equally. If the representatives of the parties have not been able to resolve the dispute within fifteen (15) business days after such mediation hearing, the parties shall have the right to pursue any other remedies legally available to resolve such dispute in either the courts of The Commonwealth of Massachusetts or in the United States District Court for the District of Massachusetts, to whose jurisdiction for such purposes GENOMETRIX and MOTOROLA each hereby irrevocably consents and submits. Notwithstanding the foregoing, nothing in this Section 11.9(a) shall be construed to waive any rights or timely performance of any obligations existing under this Agreement.

                  (b) Disputes arising out of this Agreement and not covered by
         Section 11.9(a) above shall be governed by this Section 11.9(b). The parties agree to attempt to settle all such disputes amicably between them. The parties agree that any such dispute (other than relating to the scope or validity of a patent and other than a dispute that is covered by Section 11.9(a) above, will be submitted to non-binding arbitration in a mutually agreeable location in accordance with the commercial rules and procedures of the American Arbitration Association, before a single arbitrator who will be reasonably familiar with the relevant industry. Each party shall pay its own costs in connection with such arbitration and one half of the fees of the arbitrator While the parties agree to attempt arbitration in good faith, nothing in this Section 11.9(b) shall be construed as limiting the rights of either party to take legal action as it deems necessary to enforce its rights under this Agreement.

         11.10 If any term, clause, or provision of this Agreement shall be judged to be invalid, the validity of any other term, clause, or provision shall not be affected, and such invalid term, clause, or provision shall be deemed deleted from this Agreement.

         11.11 This Agreement, including the EXHIBITS attached hereto and incorporated herein by reference, sets forth the entire agreement and understanding between MOTOROLA and GENOMETRIX as to the subject matter hereof, and supersedes and merges any and all prior discussions, correspondence, agreements or understandings between the parties with respect to such matters, including without limitation (i) the Non-Disclosure Agreement by and between the parties and dated June 2, 1998; (ii) the Memorandum of Understanding dated November 4, 1998, and (iii) the Memorandum of Understanding dated June 24, 1999. In addition, with respect to the E-FIELD MANIPULATION IP and the SURFACE CHEMISTRIES IP, except where expressly set forth herein, the rights and licenses granted to MOTOROLA pursuant to the LICENSE AND OPTION AGREEMENT with respect to the E-FIELD MANIPULATION IP and E-FIELD

PRODUCTS, and with respect to the SURFACE CHEMISTRIES IP and SURFACE CHEMISTRIES PRODUCTS are terminated. This Agreement expressly supersedes the LICENSE AND OPTION AGREEMENT with respect to the E-FIELD MANIPULATION IP and E-FIELD PRODUCTS and the SURFACE CHEMISTRIES IP and SURFACE CHEMISTRIES products, and in the event of any inconsistency between this Agreement and the LICENSE AND OPTION AGREEMENT with respect to such IP and PRODUCTS, the provisions of this Agreement shall prevail. Neither party shall be bound by any conditions, definitions, warranties, understandings or representations with respect to such subject matter other than as expressly provided herein (including the EXHIBITS attached hereto and incorporated herein by reference) or as duly set forth on or subsequent to the date hereof in writing and signed by a proper and duly authorized official of the party to be bound thereby.

         11.12 All notices required or permitted to be given hereunder shall be in writing and shall be valid and sufficient if dispatched by registered mail, postage prepaid, in any post office in the United States, or by recognized courier service providing evidence of receipt, addressed as follows:

      If to MOTOROLA to:     MOTOROLA, Inc.
                             1303 East Algonquin Road
                             Schaumberg, Illinois 60062
                             Attention: Vice President for
                             Patents, Trademarks & Licensing

      With a copy to:        MOTOROLA, Inc.
                             4088 Commercial Avenue
                             Northbrook, IL 60062
                             Attention: Director of Contracts

      If to GENOMETRIX to:   Genometrix Incorporated
                             3608 Research Forest Drive, Suite B7
                             The Woodlands, Texas 77381
                             Attention: Mitchell D. Eggers, Ph.D.
                             Chief Executive Officer

      With a copy to:        Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
                             One Financial Center
                             Boston, MA 02111
                             Attention:  Michael R. B. Balfe, Esq.

         11.13 The date of receipt of such a notice shall be the date for the commencement of the running of the period provided for in such notice, or the date at which such notice takes effect, as the case may be.

         11.14 For the term of this Agreement, and for one (1) year after the expiration or termination of this Agreement, MOTOROLA agrees not to solicit any employees of

GENOMETRIX without the prior written consent of GENOMETRIX, except through advertisements and solicitations directed to the market generally. For the term of this agreement, and for one (1) year after the expiration or termination of this Agreement, GENOMETRIX agrees not to solicit any employees of MOTOROLA BioChip Systems without the prior written consent of MOTOROLA, except through advertisements and solicitations directed to the market generally.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         In witness whereof, each party hereto has caused this Agreement to be executed by its duly authorized representatives:



MOTOROLA, INC.                                       GENOMETRIX INCORPORATED


By:/s/ Nicholas Naclerio                       By:/s/ Mitchell D. Eggers
       Nicholas Naclerio                              Mitchell D. Eggers, Ph.D.
       Vice President and General Manager             Chief Executive Officer


By:/s/ F. John Motsinger
       F. John Motsinger
Title: Corporate Vice President,
       Assistant General Counsel,
       and Director of Patents,
       Trademarks and Licensing

                                    EXHIBIT A

                               GENOMETRIX PATENTS

1.       E-FIELD MANIPULATION IP.
         ------------------------

         U.S. 5,891,630
         Issued 4/6/99

         EPC 0543550
         Issued 1/27/99

         U.S. 5,846,708
         Issued 12/18/98

         U.S. 5,653,939
         Issued 8/5/97

         U.S. 5,670,322
         Issued 9/23/97

         U.S. 5,532,128
         Issued 7/2/98

         USSN 08/511,649
         Filed 8/7/95

         USSN 07/872,582
         Filed 4/23/92

         USSN 07/794,036
         Filed 11/19/91

         USSN 08/353,957
         Filed 12/12/94

         USSN 08/457,096
         Filed 6/1/95

         USSN 08/633,861
         Filed 4/15/96

         WO 93/22678
         Filed 11/11/93

         PCT/US93/03829
         Filed 4/23/92

         EPC 92310253.7
         Filed 11/10/92

2.       SURFACE CHEMISTRIES IP.
         -----------------------

         USSN 08/749,967
         Filed 11/14/97

         USSN 60/006,697
         Filed 11/14/95

         PCT/US96/18,212
         Filed 11/14/96

         European 96938841.2
         Filed 11/14/96

         Canada 2235762
         11/14/96

         Japanese 09-519045
         Filed 11/14/96

                                    EXHIBIT B

                                  MIT AGREEMENT

                                    EXHIBIT C

                                BAYLOR AGREEMENT

                                    EXHIBIT D

                 REPRESENTATIVE CLAIMS OF THE GENOMETRIX PATENTS

                        EXISTING AS OF THE EFFECTIVE DATE

1. REPRESENTATIVE CLAIMS OF THE GENOMETRIX PATENTS MEETING THE CRITERIA FOR E-FIELD MANIPULATION IP.

         (a) Claims 1-10, 17-19, 14-15, 16 and 39 of United States Patent Number 5,653,939;

         (b)      Claims 1-5, 10-12, 15-16, 19-33, and 42-43 of United States
                  Patent Number 5,846,708;

         (c)      All claims of United States Patent Number 5,670,322;

         (d)      All claims of United States Patent Number, 5,532,128;

         (e) Claim 70 of GENOMETRIX's United States patent application USSN 09/002,170;

         (f)      All claims of United States Patent Number 5,891,630; and

         (g)      All claims of European Patent Number 0543550.

2. REPRESENTATIVE CLAIMS OF THE GENOMETRIX PATENTS MEETING THE CRITERIA FOR SURFACE CHEMISTRIES IP.

         Claims 1-21 of the GENOMETRIX PATENT licensed to GENOMETRIX from BAYLOR and having United States Patent Application Serial No. 08/749,967 and entitled "Integrated Nucleic Acid Hybridization Devices Based Upon Active Surface Chemistry."

                                                  CONFIDENTIAL MATERIAL
                                            OMITTED AND FILED SEPARATELY WITH
                                            THE SECURITIES AND EXCHANGE
                                            COMMISSION. ASTERISKS DENOTE SUCH
                                            OMISSIONS.



                                    EXHIBIT E

                         ***************** RESEARCH PLAN

                        MOTOROLA SPONSORED RESEARCH PLAN


OBJECTIVE: ESTABLISHMENT OF FEASIBILITY OF ADAPTATION OF HYBRIDIZATION ENHANCEMENT CHEMISTRIES TO THE MOTOROLA BIOCHIP GEL PAD PLATFORM.


BACKGROUND

Genometrix has developed proprietary ********************* which enhance the ************* process by ************* the ******************** of target -
****************************** by ******* than a factor of *** relative to non-modified **********************. Such modifications may be ********* by ********************, in a range which is *************** to the ************
*****************************. In addition, such modifications may be made in a ************, allowing the *********** process to occur only at the ***** ******* in a *****************. Further, such ******* modifications allow the ********* of ***************** in the ********* in the area of the *****
*********** to screen the ******************************************************
which is necessary for specific **************** by ****************. This latter observation allows ************* to ***** in a ******************** of essentially ***************************** any ******* or *******************
*********** which may compromise binding of *************************** in traditional ************* buffers containing supporting ***********************.


RESEARCH OUTLINE


-    APPLICATION OF *************************** TO *** MATRICES

     Investigation of the feasibility of ********** of ******* components into the **************** will follow essentially two strategies. In the first, the *************** may be implemented as part of the *************** upon which the ******* containing ***** molecules is *********. Such a ******* may in fact be designed to have some ********************** which allow *********** of the active ********** into the **********. It is predicted that the efficacy of such modifications will be dependent upon the relative ******** between the ************************* and potential ************
     ********, as well as the *********** component of ******************* the
     **********.

     A second strategy will be to implement **************** into the *** itself. A variety of ****************** components have been tested at Genometrix and have been shown to have beneficial, *********************** properties. ***************** of ********* of this type

                                                    CONFIDENTIAL MATERIAL
                                            OMITTED AND FILED SEPARATELY WITH
                                            THE SECURITIES AND EXCHANGE
                                            COMMISSION. ASTERISKS DENOTE SUCH
                                            OMISSIONS.


     may have an added advantage in normalizing the *********************** of ************ within the ***. Along the same lines, active ********** may be introduced into the ******************* itself by derivitization of
     **************************.


-    EVALUATION OF *********** AND ********************* OF CANDIDATE SURFACES

     *********** model systems have been developed at Genometrix to evaluate ******* components of the ************* process. Such systems also incorporate the ability to evaluate both **************** as well as *********** by the incorporation of ******************* of every type at ************* on the ***************. *********************** libraries exist as both small *****************, *************, ********************
     ***********.

     It is proposed that all **************************** be evaluated *********** using such a model system. Potential *********** strategies of ******************** will be compared to existing modified and unmodified *************** developed at Genometrix.


-    FEASIBILITY OF USING ******************* TO REPLACE **************

     If it is determined that the *********** component of ************** ******** limits the functionality ********************, other *******
     ******** may be evaluated which may be less restrictive. A variety of ****************** exist for which it is possible to both *********** *********** as well as ********************** with ***********************
     *********. Such supports may be systematically evaluated as outlined above using model systems allowing ******************** as well as determinations of **************** and *********** in the context of ***********
     *************.

The level of effort consists of ***************** working for a period of 6 months under the direction of ************************. Interaction among the investigators at Motorola and Genometrix and the reporting activities will be governed by the LICENSE AND RESEARCH AGREEMENT.

                                                  CONFIDENTIAL MATERIAL
                                            OMITTED AND FILED SEPARATELY WITH
                                            THE SECURITIES AND EXCHANGE
                                            COMMISSION. ASTERISKS DENOTE SUCH
                                            OMISSIONS.


                                  CONFIDENTIAL

                                    EXHIBIT F
                             THIRD PARTIES WITH WHOM
                      GENOMETRIX HAS PREVIOUSLY NEGOTIATED


          ************     ******* of  SUBLICENSE  INCOME  for the field of
                           E-FIELD MANIPULATION IP, (specifically for claims 16 and 39 of United States Patent Number 5,653, 939).
                           SUBLICENSE INCOME shall not exceed the following aggregate consideration: ************************ for the term of the sublicense (not to exceed the life of the applicable patent claims); and
                           *********************; provided, that, the foregoing consideration is documented in a bonafide offer
                           *********** GENOMETRIX and reviewed by a mutually agreed upon THIRD PARTY.

                           The cash value or fair market value of sublicensing terms agreed upon may be ********************* those discussed previously between ******************* GENOMETRIX, due to differences in the degree of ******************** or other market factors. The foregoing notwithstanding, the parties recognize and agree that in the event MOTOROLA negotiates an agreement ******************* with terms substantially the same as the terms previously negotiated between GENOMETRIX ***************, GENOMETRIX shall realize ********************** the maximum aggregate consideration, as set forth above.


          *************    ******* SUBLICENSE INCOME
                           E-FIELD MANIPULATION IP and
                           SURFACE CHEMISTRIES IP

         *************     ******* SUBLICENSE INCOME
                           E-FIELD MANIPULATION IP

         *************     ******* SUBLICENSE INCOME
                           E-FIELD MANIPULATION IP and
                           SURFACE CHEMISTRIES IP

                                    EXHIBIT G

                          LICENSE AND OPTION AGREEMENT
































                                      G-1